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EXHIBIT 10.1

                                    AMENDMENT

        WHEREAS Lucent Technologies Inc., a Delaware corporation, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07974-0636 ("Lucent") and Amedia Networks, Inc., a Delaware corporation, with offices located at 101 Crawfords Road, Holmdel, New Jersey 07733 ("Amedia") have entered into a certain DEVELOPMENT & LICENSING AGREEMENT relating to Ethernet Fiber to the Home (eFTTH), effective as of January 7, 2004, as subsequently amended on January 7, 2004 (the "Agreement");

        WHEREAS, Amedia and Lucent have entered into a Supplementary Development Agreement (" Supplementary Agreement"), effective April 16, 2004; and

        WHEREAS, Lucent and Amedia wish to amend certain aspects of the Agreement and the Supplementary Agreement, as hereinafter provided.

        NOW THEREFORE, in consideration of the mutual undertakings herein provided, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Appendix B of Agreement is deleted and replaced with Appendix B attached hereto.

2.      Section 7.03 (a) of Agreement is hereby amended as follows:

        (i)     Change all occurrences of "September 1, 2004" to "December 20,
2004".

        (ii)    Change "November 15, 2004" to "March 20, 2005".

3. The date in the last paragraph of Section VII of the Supplementary Agreement is hereby changed to December 20, 2004.

4. All of the other provisions of the Agreement and the Supplementary Agreement shall remain in full force and effect.

        The modifications set forth in this letter will be considered fully effective upon


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signature below of the authorized representatives of Lucent and Company.

Acceptance and Execution:

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in duplicate originals by their duly authorized representatives on the respective dates entered below.



LUCENT TECHNOLOGIES INC.                    Amedia Networks, Inc.



By: /s/ Bernard Zucker                      By: /s/ Frank Galuppo
    -----------------------------               -----------------------------

Bernard Zucker                              Frank Galuppo
Managing Corp. Counsel                      CEO


Date:        7/30/04                        Date:        7/29/04
     ----------------------------                ----------------------------


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